MARKETABLE SECURITIES AND FAIR VALUE MEASUREMENTS (Schedule of Debt Securities on Maturity) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Marketable Securities and Fair Value Measurement [Abstract]
Due within one year	$ 61,120	$ 21,662
1 to 2 years	141,034	91,401
2 to 3 years	92,376	28,944
Total	$ 294,530	$ 142,007